UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2023 (February 7, 2023)
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Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of principal executive offices, including zip code)
+1 (414) 382-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

a.The annual meeting of shareowners of the Company was held on February 7, 2023. The final results of each of the matters submitted to a vote of shareowners at the annual meeting are set forth below.

b.At the annual meeting, the shareowners:

i.voted to elect four directors of the Company for a term expiring at the annual meeting in 2026. Each nominee was elected by a vote of the shareowners as follows:

	Affirmative Votes	Votes Withheld	Broker Nonvotes
William P. Gipson	75,676,594	11,867,643	10,998,494
Pam Murphy	85,531,826	2,012,411	10,998,494
Donald R. Parfet	78,363,869	9,180,368	10,998,494
Robert W. Soderbery	82,864,103	4,680,134	10,998,494

ii.voted on a proposal to approve on an advisory basis the compensation of the Company's named executive officers as set forth in the Company's proxy statement for the February 7, 2023, annual meeting with the approval of approximately 86% of the votes cast. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

Affirmative votes	75,769,108
Negative votes	11,389,894
Abstentions	385,235
Broker Nonvotes	10,998,494

iii.voted on a proposal to approve on an advisory basis the frequency of the shareowner vote on the compensation of the Company's named executive officers. The proposal was approved on an advisory basis by a of the shareowners as follows:

1 year	86,004,352
2 years	142,323
3 years	1,148,342
Abstentions	249,220

iv.voted on a proposal to approve the selection by the Audit Committee of the Company's Board of Directors of the firm of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2023. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	93,892,937
Negative votes	4,124,275
Abstentions	525,519

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ REBECCA W. HOUSE
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary
Date: February 10, 2023